UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
        CONSENT STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                            AND EXCHANGE ACT OF 1934

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate Box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-12

                                 SIX FLAGS, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)   Title of each class of securities to which the transaction applies:

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    (2)   Aggregate number of securities to which the transaction applies:

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    (3)   Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)   Proposed maximum aggregate value of the transaction:

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    (5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)   Amount Previously Paid:

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    (2)   Form, Schedule or Registration Statement No.:

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    (3)   Filing Party:

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    (4) Date Filed:

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      Six Flags, Inc. (the "Company") has been advised by the New York Stock
Exchange (the "NYSE") that under NYSE rules, the Company's proposal to ratify the reimbursement of certain expenses incurred by Red Zone LLC in connection with its successful consent solicitation is not considered to be a "discretionary" item. As a result, brokerage firms may not vote in their discretion on this proposal on behalf of clients who do not furnish voting instructions.

      The Company's Board of Directors unanimously recommends that stockholders vote "FOR" the reimbursement of certain of Red Zone LLC's expenses.

      Please sign, date and return your proxy as soon as possible.